                                                                   EXHIBIT 10.23

                              AMENDED AND RESTATED

                                 LOAN AGREEMENT

                                 by and between

                        SQUARE 36 OFFICE JOINT VENTURE,
                  a District of Columbia General Partnership,

                                      and

                            THE SANWA BANK LIMITED,

                     a Japanese banking corporation acting
                          through its NEW YORK BRANCH



                           Dated as of June __, 1997

                               TABLE OF CONTENTS
                               -----------------

PAGE
----
ARTICLE I

CERTAIN DEFINITIONS.............................................................................   2
     Section 1.1       Certain Definitions......................................................   2
     Section 1.2       Accounting Terms.........................................................   8
     Section 1.3       Certain Interpretations..................................................   9

ARTICLE II

     THE LOAN...................................................................................   9
     Section 2.1       Agreement to Lend........................................................   9
     Section 2.2       Repayment................................................................  10
     Section 2.3       Payment of Principal and Interest........................................  10
     Section 2.4       Security.................................................................  10
     Section 2.5       Interest Guaranty........................................................  10

ARTICLE III

     CONDITIONS PRECEDENT.......................................................................  11
     Section 3.1       Conditions Precedent.....................................................  11

ARTICLE IV

     REPRESENTATIONS, WARRANTIES AND AGREEMENTS.................................................  15
     Section 4.1       Existence and Ownership..................................................  15
     Section 4.2       Authorization, Enforceable Obligation....................................  16
     Section 4.3       Conflicting Agreements...................................................  16
     Section 4.4       Copies of Documents;
                         Consummation of Transactions...........................................  17
     Section 4.5       No Material Litigation...................................................  17
     Section 4.6       Margin Regulations.......................................................  18
     Section 4.7       Compliance With Applicable Laws..........................................  18
     Section 4.8       Space Leases.............................................................  18
     Section 4.9       No Brokers...............................................................  19
     Section 4.10      Service Contracts........................................................  19
     Section 4.11      Liens....................................................................  19
     Section 4.12      Condition of Premises....................................................  20
     Section 4.13      Financial Information....................................................  20
     Section 4.14      Permits..................................................................  21
     Section 4.15      True Statements..........................................................  21
     Section 4.16      Representations in Loan Documents........................................  21

                               TABLE OF CONTENTS
                               -----------------

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----
ARTICLE V

     COVENANTS OF BORROWER......................................................................  21
     Section 5.1       Covenants in Loan Documents..............................................  21
     Section 5.2       No Further Encumbrance...................................................  21
     Section 5.3       Single Purpose...........................................................  22
     Section 5.4       Information Covenants....................................................  22
     Section 5.5       Reimbursable Expenses....................................................  24
     Section 5.6       Preservation of Existence................................................  24
     Section 5.7       Future Tenant Estoppel Certificates......................................  25
     Section 5.8       Transfers of Premises....................................................  25
     Section 5.9       Amendments to Leases.....................................................  26

ARTICLE VI

     EVENTS OF DEFAULT; REMEDIES................................................................  26
     Section 6.1       Events of Default........................................................  26
     Section 6.2       Remedies.................................................................  28
     Section 6.3       Interest Guaranty........................................................  29

ARTICLE VII

     MISCELLANEOUS..............................................................................  30
     Section 7.1       Expenses.................................................................  30
     Section 7.2       Entire Agreement.........................................................  30
     Section 7.3       Counterparts.............................................................  30
     Section 7.4       Assignability and Participation..........................................  30
     Section 7.5       Governing Law; Venue; Jurisdiction.......................................  31
     Section 7.6       Severability.............................................................  31
     Section 7.7       Successors and Assigns...................................................  31
     Section 7.8       Setoff...................................................................  32
     Section 7.9       Time of the Essence......................................................  32
     Section 7.10      Headings.................................................................  32
     Section 7.11      Notices..................................................................  32
     Section 7.12      Successive Remedies......................................................  34
     Section 7.13      No-Waiver................................................................  34
     Section 7.14      Estoppel Certificates/Nondisturbance/Other
                          Agreements............................................................  34
     Section 7.15      Cross-Default............................................................  34
     Section 7.16      Purpose of Loans.........................................................  35
     Section 7.17      Inconsistencies with Loan Documents......................................  35
     Section 7.18      Survival.................................................................  35

                               TABLE OF CONTENTS
                               -----------------

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----
     Section 7.19      Indemnification..........................................................  35
     Section 7.20      No Agency, Partnership or Joint Venture..................................  36
     Section 7.21      Negotiated Document......................................................  36
     Section 7.22      Limitation on Recourse...................................................  36
     Section 7.23      Construction.............................................................  37
     Section 7.24      Survival of Accrued Amounts..............................................  37
     Section 7.25      Confidentiality..........................................................  38

                      AMENDED AND RESTATED LOAN AGREEMENT


          THIS AMENDED AND RESTATED LOAN AGREEMENT (the "AGREEMENT") made as of the __ day of June, 1997, by and between SQUARE 36 OFFICE JOINT VENTURE, a general partnership organized and existing under the laws of the District of Columbia, having an office c/o Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts 02116 ("BORROWER"), and THE SANWA BANK LIMITED, a Japanese banking corporation acting through its NEW YORK BRANCH, having an office at 55 East 52nd Street, New York, New York 10166 ("LENDER");


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS:

          A. Borrower and Lender are parties to a Loan Agreement dated as of August 3, 1988 (the "ORIGINAL LOAN AGREEMENT"), pursuant to which Lender made a loan to Borrower in the principal amount of One Hundred Million ($100,000,000) Dollars (the "LOAN");

          B. Borrower has requested that Lender amend and restate the Original Loan Agreement to permit and reflect, inter alia (i) the amendment and
                                      ----- ----
restatement of Borrower's constituent partnership documents, the admission of new partners to Borrower, and the withdrawal of Borrower's prior general partners, (ii) the indirect ownership of a portion of Borrower by a real estate investment trust, (iii) the reduction of the principal amount of the Loan to Sixty-Six Million ($66,000,000) Dollars, (iv) the reduction of the interest rate applicable to the Loan, (v) the extension of the term of the Loan, and (vi) certain other changes; and

          C. Lender is willing to amend and restate the Original Loan Agreement and consent to the related transactions as provided above subject to the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and upon the terms and conditions herein set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

      SECTION 1.1    Certain Definitions.
                     -------------------

          As used in this Agreement, the capitalized terms set forth below shall have the meanings given them in this Article I.

          Affiliate - any Entity that, directly or indirectly, controls, is
          ---------
controlled by or is under common control with, Borrower, or any other Entity which is controlled by BP LLC, the Operating Partnership or the REIT. For purposes of this definition of Affiliate, "control" shall mean the right to make or veto significant economic and management decisions without the need for the vote, approval or consent of any other Entity.

          Amended and Restated Assignment of Rents - the Amended and Restated
          ----------------------------------------
Assignment of Leases, Rents, Profits and Other Income dated as of the date hereof (as it may hereafter be amended, modified, supplemented or restated) made by Borrower for the benefit of Lender securing certain Obligations (for purposes of this definition, as defined therein) including the indebtedness evidenced by the Replacement Note, which Amended and Restated Assignment of Rents amends and restates the Original Assignment of Rents.

          Amended and Restated Deed of Trust - the Amended and Restated Deed of
          ----------------------------------
Trust and Security Agreement dated as of the date hereof (as it may hereafter be amended, modified, supplemented, consolidated or restated) made by Borrower in favor of certain individuals for the benefit of Lender, securing certain Indebtedness (for purposes of this definition, as defined therein) including the indebtedness evidenced by the Replacement Note, which Amended and Restated Deed of Trust amends and restates the Original Deed of Trust.

          Amended and Restated Interest Guaranty -  the Amended and Restated
          --------------------------------------
Interest Guaranty dated as of the date hereof (as it may hereafter be amended, modified, supplemented or restated), made by Guarantors in favor of Lender, guaranteeing payment, in certain circumstances, of interest when due and payable under the Original Note and the Replacement Note, which Amended and Restated Interest Guaranty amends and restates the Original Interest Guaranty.

          BP LLC - Boston Properties LLC, a limited liability company formed and
          ------
existing under the laws of the State of Delaware and a general partner of Borrower having a 1% ownership interest therein.

          Business Day - a day other than a Saturday or Sunday, or a day on
          ------------
which banking institutions located in New York, New York are required or authorized by law or other government action to be closed.

          Closing Date - June __, 1997.
          ------------

          Debt Service - in any period, the aggregate of all regularly scheduled
          ------------
principal, interest or other amounts required to be paid by Borrower in respect of the Replacement Note (including, but not limited to any mandatory prepayments of principal and interest), the Amended and Restated Deed of Trust, and any other Loan Documents.

          Debt Service Coverage Ratio - the ratio obtained by dividing (a) Net
          ---------------------------
Cash Flow for any given month by (b) Debt Service for such month.

          Due Date - as defined in Section 5.5 hereof.
          --------

          Entity - any natural person, corporation, limited liability company,
          ------
firm, trust, partnership, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary, or other capacity.

          Event of Default - as defined in Section 6.1 hereof.
          ----------------

          Expenses -  with respect to a given period, operating costs actually
          --------
incurred by Borrower with respect to or allocable to such period in connection with the operation or ownership of the Trust Estate calculated in accordance with generally accepted accounting principles applicable to real estate. Expenses shall not include: (a) Debt Service, (b) depreciation and amortization of the Trust Estate and (c) capitalized expenditures. Expenses shall include, without limitation: (a) real property taxes; (b) utility charges; (c) premiums on insurance policies; (d) non-capital maintenance and cleaning expenses; and
(e) legal, accounting, brokerage, and other professional fees attributable to the operation of the Trust Estate.

          Funding Costs - all out-of-pocket fees, costs and expenses incurred by
          -------------
Lender or any Loan Participant arising from or relating to the payment or prepayment by Borrower (whether or not after the occurrence of an Event of Default) of any principal amount of the

Original Note on the Closing Date or the Replacement Note at any time other than on the Maturity Date.

          Governmental Authority - as defined in the Amended and Restated Deed
          ----------------------
of Trust.

          Guarantors - Mortimer B. Zuckerman and Edward H. Linde, together;
          ----------
"GUARANTOR" shall mean either one of the Guarantors, individually.

          Hazardous Material - as defined in the Amended and Restated Deed of
          ------------------
Trust.

          Improvements -  as defined in the Amended and Restated Deed of Trust.
          ------------

          Involuntary Rate - as defined in the Amended and Restated Deed of
          ----------------
Trust.

          Lead Lender - as defined in Section 7.4 hereof.
          -----------

          Loan - as defined in the preamble hereto.
          ----

          Loan Amount - the aggregate of (a) all principal amounts advanced to
          -----------
Borrower pursuant to the Original Loan Agreement, this Agreement and the other Loan Documents; (b) all interest required by the Original Loan Agreement, this Agreement, the Original Note, the Replacement Note and the other Loan Documents to be paid by Borrower to Lender; (c) all Out-of-Pocket Costs, to the extent not reimbursed to Lender; (d) all Funding Costs, and (e) any and all additional amounts required to be paid by Borrower to Lender under the Original Loan Agreement, this Agreement or any other Loan Document including, without limitation, advances made by Lender to protect or preserve the Trust Estate or the security interests created by the Loan Documents.

          Loan Documents - this Agreement, the Supplemental Guaranty, the
          --------------
Amended and Restated Interest Guaranty, the Amended and Restated Deed of Trust, the Amended and Restated Assignment of Rents, the Replacement Note, and any and all other documents given from time to time as security for, or in evidence of, the Loan and the Loan Amount. References to the Loan Documents or to any particular Loan Document shall be deemed references to such document as the same may be renewed, modified, consolidated, replaced and/or restated from time to time in accordance with the provisions of the Loan Documents; provided, however,
                                                              --------  -------
that this sentence shall not be construed to permit any renewal, modification, consolidation, replacement and/or restatement that is prohibited by or inconsistent with the provisions of this Loan Agreement or any other document to which Lender is a party.

          Loan Participant - any assignee of or participant in any portion of
          ----------------
Lender's interest in the Loan.

          Loan Term - the period commencing on the Closing Date through and
          ---------
including the Maturity Date.

          Maturity Date - August 3, 2003.
          -------------

          Net Cash Flow -  for any given month, an amount equal to Revenues for
          -------------
such month minus the Expenses for such month.

          Obligations - except as specified herein, as defined in the Amended
          -----------
and Restated Interest Guaranty.

          Offering - the public offering of shares of common stock of the REIT
          --------
pursuant to a registration statement on Form S-11 filed with and declared effective by the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, and the regulations issued in accordance therewith.

          Offering Documents - the registration statement on form S-11 filed by
          ------------------
the REIT with the Securities and Exchange Commission in connection with the Offering and all Exhibits, supplements and amendments thereto.

          Operating Partnership - Boston Properties Limited Partnership, a
          ---------------------
limited partnership formed under the laws of the State of Delaware which owns a 99% general partner interest in Borrower and a 99% managing member interest in BP LLC.

          Original Assignment of Rents - the Collateral Assignment of Leases,
          ----------------------------
Rents, Profits and Other Income dated as of the Original Closing Date, between Borrower and Lender.

          Original Closing Date - August 3, 1988.
          ---------------------

          Original Deed of Trust - the Deed of Trust, Consolidation,
          ----------------------
Modification and Security Agreement dated as of the Original Closing Date, made by Borrower in favor of Edward C. Berkowitz and Bruce E. Parmley for the benefit of Lender.

          Original Interest Guaranty -  the Interest Guaranty dated as of the
          --------------------------
Original Closing Date made by Guarantors in favor of Lender guaranteeing payment, in certain circumstances, of interest when due and payable under the Original Note.

          Original Loan Agreement - as defined in the preamble hereto.
          -----------------------

          Original Note - that certain Consolidated and Restated Note dated the
          -------------
Original Closing Date made by Borrower in favor of Lender in the original principal amount of One Hundred Million ($100,000,000) Dollars evidencing the Loan, which Original Note has been superseded, reduced and replaced by the Replacement Note.

          Out-of-Pocket Costs - all reasonable costs, fees and expenses
          -------------------
(including, without limitation, reasonable attorneys' fees) actually paid or payable by Lender to unaffiliated third parties under any of the Loan Documents, including without limitation, judgments, settlements or compromises (to the extent such settlements or compromises have been consented to by Borrower where such consent is required under the Loan Documents) and reasonable attorneys' fees incurred by Lender in any suit, action, legal proceeding or dispute of any kind in which Lender is a party or appears as a party, plaintiff or defendant, arising from or related to the Loan, the Loan Documents or the Premises, but not including Lender's overhead.

          Permitted Exceptions - as defined in the Amended and Restated Deed of
          --------------------
Trust.

          Permitted Transferee - an Affiliate of Borrower or any of its
          --------------------
constituent partners or partnerships or any other transferee reasonably satisfactory to Lender.

          Premises - as defined in the Amended and Restated Deed of Trust.
          --------

          Prime Rate - as defined in the Replacement Note.
          ----------

          Projected Debt Service Coverage Ratio - the ratio obtained by dividing
          -------------------------------------
(a) Net Cash Flow as set forth in a Projection by (b) Debt Service as set forth in the same Projection.

          Projection - a pro forma statement, prepared by Borrower and in form
          ----------
and substance reasonably satisfactory to Lender, setting forth in reasonable detail Borrower's projections of Expenses, Revenues, Net Cash Flow and Debt Service for the twelve (12) month period following the date of the Projection, and accompanied by all such supporting materials, including without limitation, a schedule of Qualifying Space Leases, current as of the date of such statement, and by such certifications relating to such supporting materials as Lender may reasonably require.

          Qualifying Space Lease - a bona fide lease agreement pursuant to which
          ----------------------
all or a portion of the Improvements is or is intended to be occupied; provided,
                                                                       --------
however, (a) such
-------
lease is then in full force and effect; (b) such lease, if entered into after the Closing Date, has been created substantially in accordance with all requirements applicable to leases as set forth in the Amended and Restated Deed of Trust and all other Loan Documents; and (c) either (i) the tenant under such lease is paying all the rent and other charges due thereunder or (ii) as to a tenant not yet paying rent, such tenant is obligated to pay all of such rent, costs, and other charges thereunder, subject only to satisfaction of conditions precedent to such obligation set forth in such lease and evidenced by an estoppel certificate in form and substance reasonably satisfactory to Lender. Lender hereby acknowledges and agrees that, subject to their remaining in full force and effect, the leases of the Improvements set forth in Exhibit A hereto shall be deemed to be Qualifying Space Leases.

          Reconstitution - the amendment and restatement of Borrower's
          --------------
partnership agreement.

          Reconstitution Documents - the Borrower's amended and restated
          ------------------------
partnership agreement.

          REIT - Boston Properties, Inc., a Delaware corporation and a publicly
          ----
traded real estate investment trust (as defined by Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations), which owns a 1% interest in BP LLC and a majority interest (as both a limited partner and the general partner) in the Operating Partnership.

          Replacement Note - that certain Replacement Note dated the Closing
          ----------------
Date made by Borrower in favor of Lender in the original principal amount of Sixty-Six Million ($66,000,000) Dollars, in replacement of and substitution for, and evidencing the same indebtedness as, the Original Note and secured by the Loan Documents, as the same may be amended, modified, supplemented or restated from time to time.

          Requirements of Law - as defined in the Amended and Restated Deed of
          -------------------
Trust.

          Revenues - with respect to a given period, the cash revenues actually
          --------
received by Borrower under Qualifying Space Leases with respect to or allocable to such period, provided, however, with respect to percentage rent received
                --------  -------
under any Qualifying Space Lease, "Revenues" shall mean the monthly average of percentage rent received by Borrower for the previous twelve months and to the extent Borrower has not received percentage rent under any Qualifying Space Leases for the previous twelve-month period, the percentage rent for such Qualifying Space Lease shall not be included in the calculation of Revenues.

          Sanwa -  The Sanwa Bank Limited, New York Branch, and its legal
          -----
successors.

          Service Contracts - as defined in Section 4.10 hereof.
          -----------------

          Shaw Pittman Lease - the Amended and Restated Lease dated September
          ------------------
29, 1986, between Borrower, as landlord, and Shaw, Pittman, Potts and Trowbridge, as tenant, covering space in the Improvements.

          Significant Entity - as defined in Section 6.1(e) hereof.
          ------------------

          Space Leases - as defined in the Amended and Restated Deed of Trust.
          ------------

          Supplemental Guaranty - one or more guaranty agreements dated as of
          ---------------------
the date hereof (as it may hereafter be amended, modified, supplemented or restated) made by each of the Guarantors and certain other Entities in favor of Lender guaranteeing payment, in certain circumstances, of a portion of the Loan Amount.

          Transfer of Borrower - any sale, assignment or other transfer, whether
          --------------------
by operation of law or otherwise, voluntarily or involuntarily, by BP LLC or the Operating Partnership of any direct ownership interest in Borrower.

          Transfer of Premises - any (a) assignment, sale or other transfer by
          --------------------
Borrower of the Trust Estate or any part thereof or any interest therein (including, without limitation, any air or development rights) either voluntarily or involuntarily, by operation of law or otherwise, or (b) lease or sublease of all or substantially all of the space in the Premises, in a single or successive transactions to any single lessee or related lessees.

          Trust Estate - as defined in the Amended and Restated Deed of Trust.
          ------------

      SECTION 1.2    ACCOUNTING TERMS.
                     ----------------

          Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement, except that references in Section 5.4 to such principles shall be deemed to refer to generally accepted accounting principles as in effect on the date of the financial statements delivered pursuant thereto.

      SECTION 1.3    CERTAIN INTERPRETATIONS.
                     -----------------------

          The definitions set forth in Section 1.1 shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein", "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. Unless specifically stated to the contrary, all references to "Sections," "subsections," "paragraphs," "Exhibits" and "Schedules" in this Agreement shall refer to Sections, subsections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Entities include their respective permitted successors and assigns or, in the case of governmental Entities, Entities succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.


                                   ARTICLE II

                                    THE LOAN
                                    --------

      SECTION 2.1    AGREEMENT TO LEND.
                     -----------------

          Pursuant to the Original Loan Agreement, Lender made the Loan to Borrower on the Original Closing Date in the original principal amount of One Hundred Million ($100,000,000) Dollars as evidenced by the Original Note. Subject to the terms and conditions of this Agreement, (a) on the Closing Date, Borrower shall repay a portion of the outstanding principal amount of such Loan equal to Thirty Four Million ($34,000,000) Dollars, together with accrued interest thereon and such other amounts (including but not limited to Funding Costs) as may be due in connection therewith, and (b) Lender shall continue to make the Loan to Borrower in the principal amount, as of the Closing Date, of Sixty-Six Million ($66,000,000) Dollars. Borrower's obligation to pay the principal of and interest on the Loan shall be evidenced by the Replacement Note, duly executed and delivered by Borrower, which Replacement Note shall replace and supersede the Original Note (which Original Note shall be marked "Replaced by Replacement Note" and returned to Borrower on the Closing Date) and shall mature on the Maturity Date.

      SECTION 2.2    REPAYMENT.
                     ---------

          On the Maturity Date Borrower shall (a) fully repay the then-outstanding principal amount of the Loan to Lender, and (b) pay any other portion of the Loan Amount (including, but not limited to accrued interest, fees, Funding Costs, and Out-of-Pocket Costs) then due and payable.

      SECTION 2.3    PAYMENT OF PRINCIPAL AND INTEREST.
                     ---------------------------------

          The Loan shall bear interest at the rate of interest set forth in the Replacement Note, which interest shall be payable in the place, time and manner as provided in the Replacement Note.

      SECTION 2.4    SECURITY.
                     --------

          The Loan and the Loan Amount is and shall continue to be secured by the Loan Documents.

      SECTION 2.5    INTEREST GUARANTY.
                     -----------------

          (a) If, as of the Closing Date, the Projected Debt Service Coverage Ratio for the twelve (12) month period immediately following the Closing Date, is:

          (i) equal to or greater than 1.05:1, then Guarantors shall not be liable for the Obligations unless and until the circumstances described in
Section 2.5(b) occur; or

          (ii) less than 1.05:1, then Guarantors shall be liable for the Obligations, and the Amended and Restated Interest Guaranty shall continue in full force and effect, until such time as the Debt Service Coverage Ratio shall be equal to or greater than 1.05:1 for three (3) consecutive calendar months, in which event Guarantors shall not be liable for the Obligations from and after the expiration of such three-month period unless and until the circumstances described in Section 2.5(b) occur.

          (b) If for any reason at any time when any part of the Loan Amount remains outstanding or unpaid, the Shaw Pittman Lease shall terminate, then Guarantors' liability with respect to the Obligations shall continue or shall be reinstated, as applicable, until such time as a lease or leases demising the same space as is demised under the Shaw Pittman Lease and upon terms and conditions reasonably satisfactory to Lender shall have been executed and shall be in effect.

                                  ARTICLE III

                              CONDITIONS PRECEDENT
                              --------------------

      SECTION 3.1    CONDITIONS PRECEDENT.
                     --------------------

          The effectiveness of this Amended and Restated Loan Agreement shall be subject to the fulfillment by Borrower on the Closing Date, in a manner satisfactory to Lender, of all the conditions precedent set forth in this
Article III.

          (a) Borrower shall repay the Loan, together with all accrued interest thereon and all other fees and costs then due and payable with respect thereto (which fees and expenses may include, but shall not be limited to, Out-of Pocket Costs, if any, and such Funding Costs as may be incurred by Lender as a result of such repayment), in such principal amount as shall cause the outstanding principal amount of the Loan, as of the Closing Date, to be not more than Sixty-Six Million ($66,000,000) Dollars.

          (b) For and in consideration of Lender's entering into this Amended and Restated Loan Agreement, Borrower shall pay to Lender on the Closing Date a fee as set forth in the letter dated May 22, 1997 from Lender to Borrower.

          (c) Borrower and each other party thereto shall have duly executed and Lender shall have received each of the following, each of which shall be satisfactory to Lender in form and substance:

               (i)   the Replacement Note;

               (ii)  the Amended and Restated Deed of Trust; and

               (iii) the Amended and Restated Assignment of Rents.

          (d)  (i)   Each Guarantor shall have executed and delivered to Lender the Amended and Restated Interest Guaranty and (ii) each Guarantor and each other party thereto shall have executed and delivered to Lender the Supplemental Guaranty, each of which shall be satisfactory to Lender in form and substance.

          (e) The Amended and Restated Deed of Trust and the Amended and Restated Assignment of Rents shall have been delivered to Lender's title insurance company for recordation, and any other documents required in connection with the recording of the Amended and Restated Deed of Trust and the Amended and Restated Assignment of Rents, including, but not limited to, form UCC-1 financing statements or amendment filings on form UCC-3 to all filed UCC-1 financing statements, shall have been executed and delivered and/or filed, as appropriate, and all taxes, fees and other charges payable in connection therewith shall have been paid in full by Borrower.

          (f) Lender shall have received UCC search results (which results shall be satisfactory to Lender) with respect to Borrower, BP LLC and the Operating Partnership.

          (g) Lender shall have received, at Borrower's sole cost and expense and in form and substance satisfactory to Lender, a "down-dated" title insurance policy or endorsement to the existing title insurance policy, which shall show, inter alia, (i) that the lien of the Amended and Restated Deed of Trust shall be
----- ----
a first priority lien subject to no superior or equal lien on the Premises or the Revenues derived therefrom other than the Permitted Exceptions, (ii) that the Trust Estate is subject only to the Permitted Exceptions, and (iii) consummation of the Reconstitution.

          (h) Lender shall have received a FIRREA-compliant appraisal prepared by such appraisers as Lender shall find reasonably acceptable which appraisal shall be satisfactory to Lender in form and substance.

          (i) There shall have been delivered to Lender evidence of insurance covering the Trust Estate as required by the Amended and Restated Deed of Trust, accompanied by evidence of the payment of the premiums therefor.

          (j)  On the Closing Date there shall exist (i) no Event of Default and
(ii) no fact or circumstance, which, with the passage of time, giving of notice or action of third parties, could become an Event of Default that is not then being cured, in a manner satisfactory to Lender, in accordance with this Agreement and the other Loan Documents.

          (k) All representations and warranties contained herein and in the other Loan Documents and in any document delivered to Lender by Borrower in connection with the Loan shall be true and correct in all material respects.

          (l) There shall be no litigation or other proceedings pending or to Borrower's knowledge threatened with respect to the Trust Estate which, if determined adversely to Borrower, would materially and adversely affect the Trust Estate or the priority of Lender's lien thereon or the financial condition of Borrower or Guarantors, and no condemnation or similar proceeding pending or threatened with respect to all or any part of the Trust Estate.

          (m) Lender shall have received a certificate dated the Closing Date signed by a general partner of Borrower stating that the conditions set forth in the foregoing paragraphs (j), (k) and (l) shall have been satisfied as of the Closing Date.

          (n) Lender shall have received final copies of each of the Reconstitution Documents, together with copies of all consents and approvals, if any, required thereby, certified by a general partner of Borrower as being true and correct.

          (o) The Reconstitution shall have been consummated substantially in accordance with the Reconstitution Documents and there shall be no litigation or governmental action or other proceeding pending or threatened with respect thereto, and Lender shall have received a certificate executed by a general partner of Borrower attesting to the foregoing.

          (p) There shall have been delivered to Lender a full and complete copy of each of the following:

               (i) the partnership agreement and all amendments thereto of Borrower and of the Operating Partnership, certified as being true and correct by a general partner of Borrower and the general partner of the Operating Partnership, respectively;

               (ii) such consents of Borrower's partners to the execution and delivery of this Amended and Restated Loan Agreement and the transactions contemplated hereby, including the Reconstitution, as may be required by Lender and/or Lender's title insurance company;

               (iii) the constituent limited liability company documents of BP LLC (of which the certificate of formation shall be certified by the Secretary of State of the State of Delaware), together with all action taken by BP LLC as general partner of Borrower to authorize the Reconstitution and the execution and delivery of each of the Loan Documents being executed and delivered by Borrower on the Closing Date, certified as being true and correct by the secretary of such general partner; and

               (iv) long form good standing certificates as of dates not more than thirty (30) days prior to the Closing Date, with respect to Borrower and each of the partners of Borrower, from the Secretary of State of each such Entity's state of incorporation or formation, as the case may be.

          (q) Lender shall have received copies of each of the following, each certified as true and correct by an officer of the REIT:

               (i) the constituent corporate documents of the REIT (of which the charter shall be certified by the Secretary of State of its state of incorporation), together with all corporate action taken by its board of directors to authorize the execution and delivery and/or filing of the Offering Documents and the consummation of the transactions contemplated thereby; and

               (ii) a long form good standing certificate as of a date not more than thirty (30) days prior to the Closing Date with respect to the REIT from the Secretary of State of its state of incorporation.

          (r)  reserved.

          (s) Lender shall have received final copies of each of the Offering Documents as filed with the Securities and Exchange Commission, together with copies of all consents and approvals, if any, required thereby, certified by the secretary of the REIT as being true and correct.

          (t) The Offering shall have been consummated substantially in accordance with the terms of the Offering Documents as delivered to Lender, and there shall be no material litigation, or governmental action or other proceeding pending or threatened with respect thereto.

          (u) Lender shall have received and approved all financial information reasonably requested by Lender concerning Borrower, the partners of Borrower, the REIT, the Offering and the Guarantors.

          (v) Lender shall have received an opinion from Borrower's counsel, addressed to Lender and dated the Closing Date, in form and substance satisfactory to Lender and Lender's counsel, together with such local counsel opinions as Lender may reasonably request.

          (w) Lender shall have received an opinion from counsel to the REIT, addressed to Lender and dated the Closing Date, in form and substance satisfactory to Lender and Lender's counsel.

          (x) All legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement, the other Loan Documents, the Reconstitution Documents and the Offering Documents shall be reasonably satisfactory in form and substance to Lender and its counsel, and Lender shall have received all information and copies of all documents and papers, including records of governmental approvals, if any, that Lender may have reasonably requested in connection therewith, each of such documents and papers to be certified by proper governmental authorities, where appropriate.


                                   ARTICLE IV

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                   ------------------------------------------

          In order to induce Lender to enter into this Agreement, Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement.

      SECTION 4.1    EXISTENCE AND OWNERSHIP.
                     -----------------------

          (a) Each of Borrower, a general partnership, BP LLC, a general partner of Borrower and a limited liability company, the Operating Partnership, a general partner of Borrower and a limited partnership, and the REIT, a corporation and a member of BP LLC and a partner of the Operating Partnership:
(i) has been duly formed or organized and is validly existing under the laws of the District of Columbia, with respect to the Borrower, and the State of Delaware with respect to such other Entities, (ii) has adequate authority, rights and franchises to own its properties, to carry on its business as now conducted and to perform its obligations hereunder and under the other Loan Documents, and (iii) has made all filings in each jurisdiction in which the character of its business or nature of its properties makes such filings necessary and where not filing could have a material adverse impact on its business.

          (b) Borrower has no subsidiaries and no ownership interests in any Entities. Borrower has no material assets or other material properties other than the Premises and properties and assets directly related thereto. Borrower conducts no business, directly or indirectly, except as contemplated by Section
5.3 of this Agreement.

          (c) As of the Closing Date, BP LLC is a general partner of Borrower having a 1% ownership interest therein, and the Operating Partnership is the only other general partner of Borrower having a 99% ownership interest therein. BP LLC is owned 1% by the REIT and 99% by the Operating Partnership. As of the Closing Date, the Operating Partnership is majority owned by the REIT (which has a general and limited partnership interest therein), and by certain other limited partners.

          (d) The REIT is a publicly traded real estate investment trust duly formed and existing under the corporate laws of the State of Delaware and Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, in which, as of the Closing Date, Mortimer B. Zuckerman and Edward H. Linde and their respective Affiliates have an aggregate ownership interest of not less than 7%.

      SECTION 4.2    AUTHORIZATION, ENFORCEABLE OBLIGATION.
                     -------------------------------------

          (a) Borrower and the general partners of Borrower have the authority and legal right to execute, deliver and perform each of this Agreement and the Replacement Note, and each of the other Loan Documents and each of the Reconstitution Documents to which they are parties, to borrow under the Loan Documents and to grant the liens and security interests contemplated thereby, and to have taken all necessary action to authorize the borrowings on the terms and conditions hereof and the execution, delivery and performance of the Loan Documents to which they are parties.

          (b) Each of this Agreement, the Replacement Note, the other Loan Documents and Reconstitution Documents executed or to be executed by Borrower has been or will be executed and delivered by an officer or partner of Borrower duly authorized to execute and deliver such documents on behalf of Borrower, and constitutes or will constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          (c) To the Borrower's knowledge, no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority or any other Entity which has not been obtained is required for the execution, delivery and performance by Borrower of this Agreement and the Replacement Note, and the other Loan Documents and the Reconstitution Documents to which it is a party, or the consummation of the transactions contemplated hereby or thereby (including, without limitation, the Offering).

      SECTION 4.3    CONFLICTING AGREEMENTS.
                     ----------------------

          The execution and delivery by Borrower of this Agreement and the Replacement Note, and the other Loan Documents and the Reconstitution Documents to which it is a party, and performance by it hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of limited partnership, partnership agreement, certificate of formation or limited liability company agreement of Borrower or any other Affiliate of Borrower party to any of the foregoing agreements, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which Borrower is a party, or by which it is bound or any of its properties or assets, including the Trust Estate, is affected, or result in the imposition of any lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of Borrower including the Trust Estate, except for the liens and security interests created and granted pursuant to the Amended and Restated Deed of Trust and the Amended and Restated Assignment of Rents.

      SECTION 4.4    COPIES OF DOCUMENTS;
                     --------------------
                       CONSUMMATION OF TRANSACTIONS.
                       ----------------------------

          (a) Borrower and each of BP LLC, the Operating Partnership and the REIT has furnished Lender with true, correct and complete certified copies of its organizational agreements, together with all amendments thereto, if any, as in effect at the Closing Date.

          (b) Borrower has delivered or caused to be delivered to Lender true and correct copies of each of the Reconstitution Documents and Offering Documents.

          (c) Each of the Reconstitution and the Offering was consummated substantially in accordance with the Reconstitution Documents and the Offering Documents, respectively, previously delivered to Lender.

      SECTION 4.5    NO MATERIAL LITIGATION.
                     ----------------------

          No litigation, investigation or administrative proceeding of or before any court, arbitrator or Governmental Authority is pending or, to Borrower's knowledge or the knowledge of any general partner of Borrower, threatened against Borrower, any partner thereof, against the REIT, or any of Borrower's or any such other Entities' assets, or with respect to the Reconstitution or the Offering, that would, if determined adversely, be likely to have a material adverse effect on (a) Borrower's ability to perform its obligations under the Loan Documents in accordance with the terms thereof, (b) the validity of this Agreement or any other Loan Document, or (c) Lender's security under this Agreement or any other Loan Document. No notice has been received by Borrower of any proceeding to condemn, purchase or otherwise acquire the Trust Estate or any part thereof or interest therein, and, to the best of Borrower's knowledge, no such proceeding is contemplated.

      SECTION 4.6    MARGIN REGULATIONS.
                     ------------------

          Borrower is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock.

      SECTION 4.7    COMPLIANCE WITH APPLICABLE LAWS.
                     -------------------------------

          (a) To the best of Borrower's knowledge and belief, except as otherwise specifically disclosed in writing by Borrower to Lender, each of Borrower, BP LLC, the Operating Partnership and the REIT is in compliance with the requirements of all applicable laws, rules, regulations, ordinances and orders, including those applicable to the Trust Estate and the use thereof, the failure to comply with which would materially and adversely affect Borrower's ability to perform its obligations under this Agreement and/or any of the other Loan Documents, and no written notice of noncompliance with any of the foregoing has been received by Borrower, BP LLC, the Operating Partnership, or the REIT from any Governmental Authority.

          (b) Each of the Reconstitution and the Offering was consummated in accordance with all applicable law and regulations, and no consent, approval or authorization, or registration, declaration or filing with any Governmental Authority or any other Entity by Borrower or any Affiliate of Borrower is or was required for the valid execution, delivery and performance by the parties thereto of the Reconstitution Documents, and the Offering Documents or the carrying out of the transactions contemplated thereby which was not properly obtained and maintained in effect by Borrower or an Affiliate of Borrower.

      SECTION 4.8    SPACE LEASES.
                     ------------

          The Qualifying Space Leases described in Exhibit A hereto are in full force and effect according to the terms and conditions thereof as contained in the copies thereof previously furnished to Lender. Except as may be set forth in estoppel certificates of Borrower or the tenants under such Qualifying Space Leases delivered concurrently herewith, to the best of Borrower's knowledge, (a) no notice of default has been given by any party to any such Qualifying Space Lease which remains uncured, (b) there are no material defaults under any of the provisions thereof and (c) all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the Closing Date have been satisfied. As of the Closing Date, Borrower is the holder of the Landlord's interest under all such Qualifying Space Leases, which are the only Space Leases in effect to which Borrower is a party. Whenever, pursuant to Section 1.12(b) or otherwise under the Amended and Restated Deed of Trust, a subordination, nondisturbance and attornment agreement is required with respect to a Space Lease, such agreement shall be in substantially the form of Exhibit C hereto.

      SECTION 4.9    NO BROKERS.
                     ----------

          Borrower has not dealt with any mortgage or other broker or finder in connection with the Loan. Borrower agrees to indemnify, defend and hold Lender harmless from and against any claim for brokerage fees or commissions or other compensation in connection with the Loan by reason of an alleged misrepresentation of the statement made by it in the immediately preceding sentence. In case any action, suit or proceeding is brought against Lender by reason of an alleged misrepresentation by Borrower set forth in this Section 4.9, (a) Lender shall give prompt notice thereof to Borrower, (b) Borrower may, at Borrower's sole cost and expense, resist and defend such action, suit or proceeding by counsel reasonably satisfactory to Lender, and (c) if Borrower elects to defend such action, suit or proceeding, Lender shall not compromise or settle any such action, suit or proceeding without the consent of Borrower unless Lender waives its right to indemnification under this Section. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

      SECTION 4.10   SERVICE CONTRACTS.
                     -----------------

          All management, leasing, service or maintenance contracts (collectively "SERVICE CONTRACTS") relating to or affecting the Trust Estate and/or the Premises are listed in Exhibit B annexed hereto and made a part hereof, and true and complete copies of all Service Contracts, including all agreements, amendments, and other documents relating thereto have been made available to Lender. To the best of Borrower's knowledge, all Service Contracts are in full force and effect in accordance with their respective terms, and no party to any Service Contract has asserted any claim of default or offset against Borrower with respect thereto.

      SECTION 4.11   LIENS.
                     -----

          (a) No chattel mortgage, bill of sale, security agreement, financing statement or other title retention agreement, except those in favor of Lender, which has not been satisfied or terminated as of the Original Closing Date has been executed with respect to any materials, fixtures, machinery, equipment, or articles of personal property of Borrower used in connection with the construction, renovation, operation or maintenance of the Premises.

          (b) Without the taking of any further action (other than as may be specifically described herein), including, without limitation, the filing of any Uniform

Commercial Code financing statements or any such similar filing by or on behalf of any Person, including, without limitation, Lender or Borrower, the liens confirmed, created and granted by the Amended and Restated Deed of Trust and the Amended and Restated Assignment of Rents shall, after giving effect to this Agreement, continue, uninterrupted and unimpaired, to constitute valid first perfected liens on the properties and assets covered by the Amended and Restated Deed of Trust and the Amended and Restated Assignment of Rents, subject to no prior or equal lien except the Permitted Exceptions.

          (c) The liens and security interests confirmed, created and granted pursuant to the Amended and Restated Deed of Trust and the Amended and Restated Assignment of Rents secure, without limitation, the indebtedness, liabilities and obligations of Borrower to Lender hereunder, under the Replacement Note, and under the other Loan Documents, whether or not so stated in such documents.

      SECTION 4.12   CONDITION OF PREMISES
                     ---------------------

          To the best of Borrower's knowledge, there are no structural defects in the Improvements or violations of any Requirements of Law which materially and adversely affect the Premises. The Premises are not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty, and there have been no material structural exterior modifications to the Premises since the date of the survey delivered by Borrower to Lender in connection with the Original Loan Agreement. To the best of Borrower's knowledge, the Premises comply with all private easements and restrictions affecting the Premises. To the best of Borrower's knowledge, there are no restrictions, easements, limitations or conditions of any sort whatsoever affecting the use of the Premises not set forth as Permitted Exceptions. Borrower has received no written notice from any insurance company of any defects or inadequacies in connection with the Premises or the operation thereof that, if not corrected, would result in the cancellation of the relevant policy or an increase in the premium payable with respect to the relevant policy.

      SECTION 4.13   FINANCIAL INFORMATION.
                     ---------------------

          The financial information delivered to Lender in accordance with
Section 3.1(u) hereof is true and correct in all material respects and fairly presents Borrower's assets and liabilities as of March 31, 1997; and no materially adverse change has occurred in the financial condition reflected therein since the date thereof and no additional borrowings have been made by Borrower since such date.

      SECTION 4.14   PERMITS.
                     -------

          All material permits (including, without limitation, occupancy and other permits and licenses) required for the ownership, use, occupancy, possession, operation or maintenance of the Improvements as a first-class office building have been obtained and are in full force and effect.

      SECTION 4.15   TRUE STATEMENTS.
                     ---------------

          Neither this Agreement, any other Loan Document, nor to the best of Borrower's knowledge, any other document delivered to Lender in connection with the Loan contains, or will contain when made, any untrue statement of a material fact.

      SECTION 4.16   REPRESENTATIONS IN LOAN DOCUMENTS.
                     ---------------------------------

          The representations and warranties of Borrower contained in the Loan Documents to which it is a party are true and correct, and by this reference all such representations and warranties are hereby made a part of this Agreement to the same extent as if fully set forth herein.


                                   ARTICLE V

                             COVENANTS OF BORROWER
                             ---------------------

          During the period the Loan remains in effect and any part of the Loan Amount remains outstanding or unpaid, or any other amount or obligation is owing to Lender hereunder or under any of the Loan Documents, Borrower shall keep and perform fully each and all of the following covenants:

      SECTION 5.1    COVENANTS IN LOAN DOCUMENTS.
                     ---------------------------

          Borrower shall observe and perform or shall cause to be observed and performed all of the covenants contained in the Amended and Restated Deed of Trust and the other Loan Documents, and by this reference all of such covenants are hereby made a part of this Agreement to the same extent as if fully set forth herein.

      SECTION 5.2    NO FURTHER ENCUMBRANCE.
                     ----------------------

          Borrower shall not further mortgage, encumber for debt, or pledge the Trust Estate or any part thereof or any interest therein (including, without limitation, any air or development rights).

      SECTION 5.3    SINGLE PURPOSE.
                     --------------

          Borrower shall not engage in any business other than the designing, operating, owning, managing, developing, financing and leasing of the Trust Estate.

      SECTION 5.4    INFORMATION COVENANTS.
                     ---------------------

          (a) Borrower shall maintain, on a fiscal year basis in accordance with consistently applied generally accepted accounting practices customarily used in the real estate industry, complete and accurate books, accounts and records reflecting all of the financial affairs of Borrower and all of the earnings and expenses in connection with the operation of the Trust Estate or in connection with any services, equipment or furnishings provided in connection with the operation of the Trust Estate.

          (b) Without expense to Lender, Borrower shall deliver to Lender annually, within ninety (90) days after the close of each of Borrower's fiscal years:

               (i) an operating statement (including, without limitation, the amount of rent escalations under the Qualifying Space Leases for such fiscal year) and annual budget certified by a general partner, the chief financial officer of the REIT or such other principal of the REIT familiar with the Trust Estate and acceptable to Lender showing in reasonable detail the income and expenses of the operations of the Trust Estate;

               (ii) a statement of profit and loss for the immediately preceding fiscal year of Borrower;

               (iii) a complete copy of Borrower's financial statements containing a balance sheet together with the related statement of surplus and income statement for the immediately preceding fiscal year (A) certified to Lender by a general partner or other principal of Borrower acceptable to Lender and (B) reviewed by a firm of independent certified public accountants satisfactory to Lender;

               (iv) a complete copy of the REIT's financial statements containing a balance sheet together with the related statement of surplus and income statement for the immediately preceding fiscal year certified to Lender by (A) the chief financial officer of the REIT and (B) a firm of independent certified public accountants satisfactory to Lender; and

               (v) a rent roll current to within thirty (30) days, showing the tenants in occupancy, their square footage, their fixed and basic rents, and their tax and operating escalations.

          (c) Borrower's annual financial statements shall be accompanied by a certificate of Borrower, dated as of the delivery of such statements to Lender, stating that Borrower, to the best of its knowledge, knows of no Event of Default that is continuing, or, if any such Event of Default is continuing, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that Borrower has fulfilled all its obligations under this Agreement and the other Loan Documents that are required to be fulfilled on or prior to the date of such certificate.

          (d) Borrower shall deliver or cause to be delivered to Lender, no later than ninety (90) days after the end of (i) Borrower's first three fiscal quarters, a balance sheet as of the last day of such quarter and a statement of profit and loss for such quarter, in each case reviewed by a firm of independent certified public accountants acceptable to Lender, and (ii) the REIT's first three fiscal quarters, a balance sheet as of the last day of such quarter and a statement of profit and loss for such quarter.

          (e) Lender or its designee will be permitted (but shall in no event be required) upon not less than ten (10) days' prior notice to Borrower (but in no event more often than once each calendar quarter unless an Event of Default shall have occurred, in which event the foregoing limitation shall not apply) to examine such books and records and all supporting vouchers and data at the office of Borrower with respect to the Trust Estate and make such copies or extracts thereof at Borrower's expense as Lender or its designee shall reasonably desire. All information obtained by Lender in its review or examination of Borrower's books and records pursuant to this Section 5.4 shall be confidential and solely for the benefit of Lender and any Loan Participant.

          (f) Borrower shall furnish to Lender (i) within thirty (30) days after request therefor such further detailed information covering the operation of the Trust Estate and the financial affairs of Borrower, its partners and the REIT as may be reasonably requested by

Lender, and (ii) promptly upon their becoming available, copies of any registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by the REIT with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission.

      SECTION 5.5    REIMBURSABLE EXPENSES.
                     ---------------------

          (a) Borrower shall reimburse Lender for all Out-of-Pocket Costs in connection with (i) any amendment, modification or supplement to any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, (ii) any waiver of any provision of this Agreement, any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, (iii) any restructuring of the terms of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, (iv) any nondisturbance agreements or other documents delivered by Borrower to Lender for review and approval, and (v) the enforcement of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith from and after the occurrence and during the continuance of an Event of Default or following an acceleration of the Loan. All of the foregoing expenses shall be reimbursed by Borrower whether or not Lender gives notice to Borrower of any Event of Default under this Agreement or takes any other action to enforce the provisions of any of the Loan Documents or any agreement or instrument delivered in connection herewith and therewith.

          (b) Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording and enforcement of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith and shall save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes and fees.

          (c) All amounts payable pursuant to this Section 5.5 shall be due and payable not later than ten (10) Business Days following written demand by Lender, together with interest thereon (i) if Lender has actually paid such amount, at the Prime Rate from the date of demand therefor through the date which is ten (10) Business Days after demand therefor (the "DUE DATE"), and (ii) whether or not Lender has actually paid such amount, at the Involuntary Rate from the Due Date through the date of payment by Borrower. The obligation to pay such amounts shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of any such liability, claims or losses pursuant to this Section 5.5 exists.

      SECTION 5.6    PRESERVATION OF EXISTENCE.
                     -------------------------

          (a) Each of Borrower, BP LLC and the Operating Partnership shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or partnership under the laws of the District of Columbia or the State of Delaware, as applicable, and will comply with all regulations, rules, statutes, orders and decrees of any Governmental Authority or court applicable to the Trust Estate or any part thereof, subject, however, to Borrower's right to contest such regulations, rules, statutes, orders and decrees pursuant to Section 1.11 of the Amended and Restated Deed of Trust.

          (b) Borrower shall maintain in good repair, working order and condition, subject to normal wear and tear, the Trust Estate and all material properties and assets from time to time owned by it and used in or necessary for the operation of its business, and make all reasonable repairs, replacements, additions and improvements thereto.

      SECTION 5.7    FUTURE TENANT ESTOPPEL CERTIFICATES.
                     -----------------------------------

          (a) Once during the Loan Term, Borrower shall, within forty-five (45) days following request by Lender, deliver to Lender estoppel certificates prepared by Lender with respect to any Major Lease (as defined in the Amended and Restated Deed of Trust) and shall use all reasonable efforts to deliver to Lender such estoppel certificates with respect to any or all of the Qualifying Space Leases, which estoppel certificates shall be executed by Borrower and each other party to the appropriate Qualifying Space Lease, stating (i) that the Qualifying Space Lease is unmodified (or stating the modification(s), if any) and in full force and effect, (ii) whether or not, to the best knowledge of each party to such Qualifying Space Lease, any party to such Qualifying Space Lease is in default in any respect under such Qualifying Space Lease, and, if so, specifying such default, and (iii) any other matters that may be reasonably requested by Lender. If, after reasonable efforts, Borrower is unable to obtain an estoppel certificate from any of its tenants, Borrower shall deliver Borrower's certificate to Lender as to the matters set forth in clauses (i),
(ii) and (iii) and shall deliver such tenant's estoppel certificate to Lender within two (2) Business Days after receiving it.

          (b) On not more than three (3) occasions during the Loan Term, Borrower shall, within ten (10) days after receipt in writing of a request by Lender, execute and deliver Borrower's certificate stating that (i) the Qualifying Space Leases are unmodified (or stating the modification(s)if any) and in full force and effect, and (ii) all rents due under Qualifying Space Leases have been paid when due, or if not, specifying the Qualifying Space Leases under which rents have not been paid when due.

      SECTION 5.8    TRANSFERS OF PREMISES.
                     ---------------------

          Borrower will not cause, permit or suffer a Transfer of Premises, other than to a Permitted Transferee, without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed. For purposes of this Section 5.8, Lender shall consider, by way of illustration and not in limitation, the following factors in its determination of granting consent to any such Transfer of Premises: (a) the financial condition of the proposed transferee; (b) the general reputation in the community of the proposed transferee; and (c) the management and real estate experience of the proposed transferee. For purposes of this Section 5.8, if Lender has not responded to Borrower's request for consent within fifteen (15) Business Days following receipt thereof, Lender's rights regarding prior consent shall be deemed waived unless, prior to the expiration of such fifteen (15) day period, Lender has requested further information concerning such proposed transferee as in its reasonable judgment is necessary to evaluate Borrower's request, in which event Lender shall have an additional fifteen (15) day period following receipt of such additional information by Lender in which to approve or disapprove the proposed transferee. If Lender has not responded within the first fifteen (15) Business Day period or the additional fifteen (15) day period referred to in the preceding sentence, Lender shall be deemed to have waived its right to so consent.

      SECTION 5.9    AMENDMENTS TO LEASES.
                     --------------------

          Borrower will not, without the prior written consent of Lender, enter into, or agree to enter into, any material amendments, modifications or supplements, or any agreement which would have the effect of a material amendment, modification or supplement, to any Qualifying Space Lease.


                                   ARTICLE VI

                          EVENTS OF DEFAULT; REMEDIES
                          ---------------------------

      SECTION 6.1    EVENTS OF DEFAULT.
                     -----------------

          Each of the following specified events shall constitute an "EVENT OF DEFAULT" under this Agreement whether the occurrence of such event shall be voluntary or involuntary or come about or be affected by operation of law or otherwise:

          (a) Any representation, warranty or statement made by Borrower in any Loan Document or any certificate, document, financial or other statement given in connection with the Loan, shall prove to have been untrue or incorrect in any material respect when made and the existence of the facts constituting such untruth or incorrectness shall have a material and adverse effect upon the value of the Trust Estate or Lender's security for the Loan or the Loan Amount; or

          (b) Borrower shall fail (i) to make any payment of principal of the Replacement Note when due, or (ii) to make any payment of interest or any other sum required to be paid by Borrower under the Replacement Note within five (5) Business Days following written notice from Lender to Borrower, or (iii) to make any other payment to Lender required to be made hereunder or under any other Loan Document within ten (10) days following written notice from Lender to Borrower; or

          (c) Borrower shall mortgage, encumber for debt or pledge the Trust Estate in violation of Section 5.2 hereof, the Amended and Restated Deed of Trust or any other Loan Document; or

          (d) Except as otherwise specified in this Section 6.1, Borrower shall fail to perform or observe any other covenant, term or agreement on its part contained in this Agreement, which failure shall have continued unremedied for thirty (30) days after notice thereof shall have been given to Borrower by Lender, provided, however, that if, in Lender's reasonable judgment, the failure
        --------  -------
referred to in this paragraph (d) is curable by Borrower but not within said thirty (30) day period, then an Event of Default shall not be deemed to have occurred hereunder so long as (i) Borrower commences remedial action promptly after notice and (ii) Borrower pursues such remedial action to completion with due diligence and dispatch in Lender's reasonable judgment; or

          (e) Any of Borrower, BP LLC or the Operating Partnership or any such Entity's successors or assigns, or the REIT (collectively, a "SIGNIFICANT ENTITY") shall file a voluntary petition seeking an order for relief under Title 11 of the United States Code, or any Significant Entity shall be adjudicated a debtor, bankrupt or insolvent, or shall file any petition or answer seeking, consenting to or acquiescing in any order for relief, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall file an answer admitting or failing to deny the material allegations of a petition against it for any such relief or shall admit in writing its inability to pay its debts as they mature, or shall make an assignment for the benefit of creditors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, examiner, sequestrator, custodian or liquidator or similar official of any Significant Person; or if, within sixty (60) days after the commencement of any such proceeding, whether by the filing of a petition or otherwise, seeking any order for relief, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment (without the consent or acquiescence of such Significant Entity) of any trustee, receiver or liquidator of any Significant Entity, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment issued against such Significant Entity shall not have been discharged or removed within sixty (60) days of its issuance; or

          (f) The termination, liquidation or dissolution or the commencement of proceedings for the liquidation or dissolution of any Significant Entity (unless immediately reconstituted pursuant to the provisions of its partnership agreement or applicable law or in connection with a Transfer of Borrower to a Permitted Transferee) shall occur; or

          (g) Borrower shall, in violation of this Agreement, the Amended and Restated Deed of Trust or any other Loan Document, cause or permit any Transfer of Premises to occur or shall enter into any agreement to effect the same; or

          (h)    (i)     Either of BP LLC or the Operating Partnership shall
cease to be general partners of Borrower, or (ii) Borrower shall admit any partners in addition to BP LLC and the Operating Partnership as general partners, or (iii) the Operating Partnership and the REIT shall together own less than 100% of the membership interests in BP LLC, or (iv) the REIT directly or indirectly shall cease to be the sole general partner of the Operating Partnership.

      SECTION 6.2    REMEDIES.
                     --------

          (a) If any Event of Default shall occur and be continuing, all obligations of Lender under this Agreement, at the option of Lender, shall cease and terminate, and Lender may declare the entire outstanding principal amount of the Loan, including interest thereon and any other fees, costs and charges then payable under any of the Loan Documents, immediately due and payable, whereupon the same shall become immediately due and payable, without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived by Borrower; and, upon the occurrence and continuance of an Event of Default or at any time following Lender's acceleration of the Loan, Lender may immediately exercise any and all other rights, remedies and recourse available to it at law or in equity or under any of the other Loan Documents including, without limitation, the right to foreclose on any and all liens and security interests securing repayment of the Loan Amount under the Amended and Restated Deed of Trust and the other Loan Documents.

          (b) Notwithstanding anything to the contrary contained herein, if Borrower shall fail, refuse or neglect to make any payment or perform any act required under the Loan Documents, Lender may, at its option and without any obligation, at any time (including prior to the expiration of any grace period related thereto), and without waiving or releasing any other right, remedy or recourse Lender may have in connection therewith, make such payments or perform such acts for the account of and at the expense of Borrower, and shall have the right (to the extent Borrower has the power to grant such right), to enter upon the Trust Estate and to take all action with respect to the Trust Estate as Lender may deem desirable.

          (c) Borrower hereby indemnifies Lender against all liability incurred or accruing by reason of any acts performed by Lender pursuant to the Loan Documents, except to the extent that the same shall have been caused by the wilful misconduct or gross negligence of Lender or its employees and agents and shall not be covered by the insurance required to be carried by Borrower under the Loan Documents. Lender shall give Borrower reasonably prompt notice of any threatened or actual liability giving rise to the right of indemnification set forth herein and upon the receipt of such notice, Borrower shall diligently defend Lender against such liability by counsel reasonably satisfactory to Lender, at Borrower's sole cost and expense, provided, however, that Lender may
                                             --------  -------
engage its own counsel, at its expense, to participate in said defense, and in such event, the respective counsel for Borrower and Lender shall cooperate with each other with respect thereto (it being understood that Borrower's counsel shall control such defense) and shall promptly provide each other with copies of all papers filed in such case or otherwise requested. Lender shall not compromise or settle any action, suit or proceeding against which Lender is indemnified hereunder without the consent of Borrower unless Lender waives its right to indemnification under this Section. All sums determined to be payable by Borrower to Lender by reason of the foregoing indemnity pursuant to a final non-appealable order of a court of competent jurisdiction or otherwise shall be due and payable by Borrower to Lender within five (5) Business Days after demand therefor or on such later date as may be specifically set forth in such demand, and if such sums are not timely paid, said sums shall bear interest at the Involuntary Rate from the date such payment was due through the date of payment.

          (d) Notwithstanding anything to the contrary contained herein, in no event shall Lender be obligated to attempt to use, operate, occupy or manage the Trust Estate or any part thereof or to perform any of the terms, conditions and agreements herein or in any of the other Loan Documents or in any other documents on the part of Borrower to be performed, and Lender shall have no liability whatsoever to Borrower or any other person or Entity (other than by reason of its gross negligence or wilful misconduct) for failing, attempting or ceasing to perform the same, or for the manner of performing or attempting to perform the same, or any part thereof.

      SECTION 6.3    INTEREST GUARANTY.
                     -----------------

          Notwithstanding any other provision of this Amended and Restated Loan Agreement or any other Loan Document, in no event shall any default or event of default under the Amended and Restated Interest Guaranty or the Supplemental Guaranty, or any other breach thereof by any party thereto, be a default or Event of Default under this Agreement or any of the other Loan Documents (other than the Amended and Restated Interest Guaranty or the Supplemental Guaranty).


                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

      SECTION 7.1    EXPENSES.
                     --------

          Borrower shall pay, as and when due, all Out-of-Pocket Costs and all costs and expenses incurred by Borrower or Lender in connection with the Loan and the preparation, amendment, administration and enforcement of the Loan Documents including, without limitation, the fees and expenses set forth in
Section 5.5 hereof, document recording fees, mortgage recording taxes (including any such costs associated with recording tax audits or investigations demanded or conducted by a state or local tax authority with respect to the Amended and Restated Deed of Trust) transfer taxes, license and permit fees, appraisal fees, costs of environmental inspections, filing fees, title premiums and other fees of Lender's title insurance company.

      SECTION 7.2    ENTIRE AGREEMENT.
                     ----------------

          This Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by Borrower to Lender, embodies the entire agreement with respect to the subject matter hereof, and supersedes or incorporates all prior negotiations or agreements written and oral.

      SECTION 7.3    COUNTERPARTS.
                     ------------

          This Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document. All such counterparts shall constitute one instrument.

      SECTION 7.4    ASSIGNABILITY AND PARTICIPATION.
                     -------------------------------

          Lender may assign the Replacement Note, this Agreement, and/or the other Loan Documents, in whole or in part, and Lender may grant to others such participatory rights and interests herein and therein as Lender, in its sole discretion, may elect, provided that (a) Sanwa shall, at all times, administer
                       --------
the Loan and retain the authority, either as agent or otherwise, to exercise or direct the exercise of Lender's rights under the Loan Documents (as such, Sanwa shall be defined as the "LEAD LENDER"), and (b) Borrower shall not be required to obtain consents or approvals or otherwise deal directly with any party other than Sanwa with respect to the Loan or the provisions of any of the Loan Documents. Lender shall give notice to Borrower of any such assignment or grant, and Borrower shall pay to Lender increased costs actually incurred by any such participating institution subject to the provisions and limitations more particularly set forth in the Replacement Note.

      SECTION 7.5    GOVERNING LAW; VENUE; JURISDICTION.
                     ----------------------------------

          The Replacement Note, this Agreement and the other Loan Documents are to be governed by and construed in accordance with the laws of the District of Columbia, but without consideration of the conflicts of law provisions thereof. By its execution and delivery of the Replacement Note and this Agreement, Borrower shall be deemed to have agreed that the appropriate venue and jurisdiction for any litigation pertaining to the Loan, the Replacement Note or the Loan Documents shall be in the District of Columbia, and that the appropriate location for any foreclosure sale pertaining to the collateral described in the Loan Documents shall be in the District of Columbia.

      SECTION 7.6    SEVERABILITY.
                     ------------

          If any of the terms and provisions specified herein is held by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such term or provision to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein, shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision was not contained therein, and that the rights, obligations and interests of Borrower and Lender under the remainder of this Agreement, shall continue in full force and effect.

      SECTION 7.7    SUCCESSORS AND ASSIGNS.
                     ----------------------

          All covenants and agreements herein shall bind the respective successors and assigns of Borrower and Lender (provided, that Borrower shall not
                                               --------
be permitted to transfer or assign its rights and obligations hereunder or under the other Loan Documents except as expressly permitted by the provisions of the Loan Documents), and all such covenants shall inure to the benefit of Lender and Borrower and their respective nominees, successors and assigns.

      SECTION 7.8    SETOFF.
                     ------

          Borrower hereby waives any and all rights of setoff with respect to principal and interest due on the Replacement Note and any other payments due Lender under the Loan Documents, including rights of setoff with respect to the Replacement Note and the Loan Documents which may arise from claims, transactions or occurrences heretofore unknown to Borrower.

      SECTION 7.9    TIME OF THE ESSENCE.
                     -------------------

          Time is of the essence with regard to Borrower's performance under the terms and provisions of this Agreement, the other Loan Documents and any amendment, modification or revision hereof or thereof, subject, however, to the applicable grace periods, if any, set forth in the Loan Documents. No extension of time for the payment of the Loan made by agreement with any person now or hereafter liable for payment of the Loan Amount shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Agreement, either in whole or in part.

      SECTION 7.10   HEADINGS.
                     --------

          The Table of Contents, and the titles and headings of Articles and Sections of this Agreement are intended for convenience only, and shall not in any way affect the meaning or construction of any provision of this Agreement.

      SECTION 7.11   NOTICES.
                     -------

          Except as may otherwise be provided herein, any notice, request, demand, instruction or other communication required by the Loan Documents to be given to Borrower or Lender shall be in writing and shall be either (a) personally delivered to the parties named below by A messenger service regularly retaining receipts for such delivery, (b) sent by registered or certified mail, return receipt requested, or (c) delivered by a reputable air courier service such as Federal Express, Express Mail, Airborne or Emery Air, shall be effective upon delivery thereof to the addressees and shall be addressed to the parties as set forth below:

          To Borrower:

                         c/o Boston Properties, Inc.
                         500 E Street, S.W.
                         Washington, D.C.  20024
                         Attn: Office of Regional Counsel
                         Telecopier No.:  (202) 488-8644

          With a copy to:

                         Boston Properties, Inc.
                         8 Arlington Street
                         Boston Massachusetts, 02116
                         Attn:  General Counsel
                         Telecopier No.:  (617) 536-5087

          And:

                         Goodwin, Procter & Hoar, LLP
                         Exchange Place
                         Boston, Massachusetts 02109
                         Attn:  Ross D. Gillman, Esq.
                         Telecopier No.:  (617) 227-8591

          To Lender:

                         The Sanwa Bank Limited,
                         New York Branch
                         Park Avenue Plaza
                         55 East 52nd Street

                         New York, NY 10055
                         Attn:  Mr. Tony S. Choi
                         Telecopier No.:  (212) 754-2360

          With a copy to:

                         Winston & Strawn
                         200 Park Avenue
                         New York, NY 10166
                         Attn:  Marc C. Lewis, Esq.
                         Telecopier No.:  (212) 294-4700

If Lender or Borrower desires to change its address for the purpose of receipt of notice, or to change the other party to receive a copy of notice, such notice or change of address or recipient shall be given in the manner specified herein. However, unless and until such written notice of change is actually received, the last address and addressee as stated by written notice, or provided herein if no written notice of change has been received, shall be deemed to continue in effect for all purposes hereunder. Any notice given in accordance with the terms hereof, the delivery of which is refused by the addressee, shall be effective at the time of such attempted delivery.

      SECTION 7.12   SUCCESSIVE REMEDIES.
                     -------------------

          No power or remedy herein conferred is exclusive of or shall prejudice any other power or remedy of Lender given by law or by the terms of any of the other Loan Documents. Each such power or remedy may be exercised by Lender from time to time as often as it deems necessary.

      SECTION 7.13   NO-WAIVER.
                     ---------

          Any waiver by Lender of any of the terms, provisions or conditions of this Agreement or any of the other Loan Documents shall not be deemed to be a waiver of the same or any other term, provision or condition thereof and Lender shall have the right at any time thereafter to insist upon strict performance of any and all of the same.

      SECTION 7.14   ESTOPPEL CERTIFICATES/NONDISTURBANCE/OTHER AGREEMENTS.
                     -----------------------------------------------------

          Within ten (10) Business Days after request by Borrower, Lender shall execute and deliver to Borrower (a) an estoppel certificate stating the outstanding principal amount of the Loan and whether there exists any Event of Default under any of the Loan Documents, and (b) a subordination, nondisturbance and attornment agreement in substantially the form attached to the Amended and Restated Deed of Trust as Schedule B, for any Qualifying Space Lease entered into subsequent to the Closing Date. Upon repayment of the Loan Amount in full and payment of all interest accrued thereon and any other fees, expenses, and Out-of-Pocket Costs, incurred hereunder or under the other Loan Documents, then upon Borrower's request, Lender shall execute and deliver to Borrower such discharges, assignments and/or satisfactions as Borrower may reasonably request and shall, upon reasonably notice, appear at the closing of such assignment, discharge or satisfaction or make such other arrangements with respect thereto as may be mutually satisfactory, provided that Borrower shall pay all Out-of-
                                 --------
Pocket Costs with respect thereto.

      SECTION 7.15   CROSS-DEFAULT.
                     -------------

          Any Event of Default under this Agreement shall be deemed to be an Event of Default under each of the Loan Documents, entitling Lender to exercise any or all remedies available to Lender under the terms of any or all Loan Documents.

      SECTION 7.16   PURPOSE OF LOANS.
                     ----------------

          Borrower represents and warrants that the indebtedness evidenced by the Replacement Note was obtained solely for the purpose of carrying on a business or commercial activity. Nothing contained in the preceding sentence shall be deemed to be a limitation of Borrower's use of the proceeds of the Loan.

      SECTION 7.17   INCONSISTENCIES WITH LOAN DOCUMENTS.
                     -----------------------------------

          In the event of any conflict between this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall control; provided, however, that any provision of any other Loan Documents which
         --------  -------
imposes additional burdens on Borrower or restricts the rights of Borrower or gives Lender additional rights or remedies shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

      SECTION 7.18   SURVIVAL.
                     --------

          All of the representations, warranties, terms, covenants, agreements and conditions contained in this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall, unless otherwise expressly provided, continue in full force and effect until the Loan, together with interest thereon, and all other costs, charges and other sums payable hereunder or thereunder, are paid in full.

      SECTION 7.19   INDEMNIFICATION.
                     ---------------

          Borrower shall indemnify Lender for and hold Lender harmless from and against, any and all claims, damages, losses, liabilities, Out-of-Pocket Costs of any kind whatsoever (other than such Out-of-Pocket Costs which are the responsibility of Lender pursuant to the terms of this Agreement) which Lender may incur (or which may be claimed against Lender) by reason of, or in connection with (a) the destruction of the Trust Estate (or any part thereof) in a casualty for which insurance was required under the Loan Documents and was not obtained and kept in full force and effect by Borrower, (b) all obligations, covenants, representations and warranties of Borrower under the Amended and Restated Deed of Trust relating to Hazardous Material to the full extent of any losses or damages (including those resulting from diminution in the value of the Trust Estate) incurred by Lender as a result of the existence of Hazardous Material to the extent such Hazardous Material existed prior to the date Lender has taken possession and has assumed control of the Trust Estate pursuant to the Amended and Restated Deed of Trust, and (c) any action or proceeding to which Lender is made a party by reason of Lender's holding of an interest in the Trust Estate; provided, however, Borrower shall have no obligation to indemnify Lender
        --------  -------
for any such claims, damages, losses, liabilities, costs or expenses arising by reason of the gross negligence or willful misconduct of Lender. In case any action, suit or proceeding is brought against Lender by reason of any such occurrence, as a condition to Borrower's indemnity obligation under this Section 7.19, (a) Lender shall give prompt notice to Borrower of any such action, suit or proceeding, (b) Borrower may, at Borrower's sole cost and expense, resist and defend such action, suit or proceeding by counsel reasonably satisfactory to Lender, and (c) if Borrower elects to defend such action, suit or proceeding, Lender shall not compromise or settle any such action, suit or proceeding without the consent of Borrower, unless Lender waives its right to the foregoing indemnification.

      SECTION 7.20   NO AGENCY, PARTNERSHIP OR JOINT VENTURE.
                     ---------------------------------------

          Lender is not the agent or representative of Borrower, and Borrower is not the agent or representative of Lender. Borrower and Lender intend and agree that the relationship between them shall be solely that of creditor and debtor. Nothing herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between Borrower and Lender.

      SECTION 7.21   NEGOTIATED DOCUMENT.
                     -------------------

          Lender and Borrower acknowledge that the provisions and the language of this Agreement and the other Loan Documents have been negotiated and are reasonable in light of all circumstances attendant to the execution and delivery of this Agreement, and agree that no provision of this Agreement or any other Loan Document shall be construed against either Lender or Borrower by reason of either Lender or Borrower having drafted such provision, this Agreement or any other Loan Document.

      SECTION 7.22   LIMITATION ON RECOURSE.
                     ----------------------

          Except for certain limited personal liability as specified below, it is expressly understood and agreed that the extent of liability for payment by Borrower of any sums due under this Agreement, the Replacement Note, the Amended and Restated Deed of Trust or any of the other Loan Documents is limited to (a) the Trust Estate, and all Revenues therefrom received by Borrower after the occurrence of an Event of Default which are not applied to the Loan Amount or to Expenses of the Trust Estate, and (b) proceeds of insurance on said Trust Estate or proceeds on account of condemnation thereof (to the extent such proceeds are not applied by Lender in restoration or repair of the Trust Estate pursuant to the terms of the Amended and Restated Deed of Trust), Lender agreeing not to look personally to Borrower, the general partners of Borrower (a "P-L"), the partners, members, or shareholders of any general partner of Borrower (a "P-2"), or the owners of partnership or membership interests, whether owned or held directly or indirectly, as general or limited partners or members of a limited liability company, in partners or members of the general partners of Borrower (a "P-3"), for payment of any of such sums. Lender, for itself and its successors, endorsees, participants and assigns, hereby waives any right to enforce collection of any money judgment against any assets of Borrower, any P-1, P-2 or P-3, other than as set forth in clauses (a) and (b) above, whether by reason of a judgment pursuant to an action brought under the Replacement Note or any action in foreclosure or otherwise for a deficiency judgment against Borrower, any P-1, P-2 or P-3, other than as set forth in clauses (a) and (b) above. However, notwithstanding the foregoing, Borrower and the general partners of Borrower shall be fully subject to personal liability (a) for fraud and (b) to the extent that the proceeds of insurance on the Trust Estate, the proceeds on account of condemnation thereof, or Revenues of the Trust Estate are received by Borrower or its partners after the occurrence of an Event of Default and are not applied to the Loan Amount, the Expenses of the Trust Estate or, in respect of insurance or condemnation proceeds, in restoration or repair of the Trust Estate pursuant to the terms of the Amended and Restated Deed of Trust. The foregoing provisions shall not in any way be deemed to release, affect or impair the indebtedness and obligations evidenced by the Replacement Note or the security therefor, or Lender's right to enforce its remedies under the Amended and Restated Deed of Trust or any other of the Loan Documents by any action, including, without limitation, an action brought under the Replacement Note or any foreclosure under the Amended and Restated Deed of Trust. Furthermore, none of the foregoing provisions shall in any way limit the liability of the Guarantors under the Amended and Restated Interest Guaranty or which any person has assumed by a separate instrument in the nature of a guarantee of any obligation undertaken in connection with the Loan.

      SECTION 7.23   CONSTRUCTION.
                     ------------

          Except as Lender may otherwise agree in writing or as may otherwise be provided under applicable law, any default or other condition upon which the existence of an Event of Default shall be predicated (and, thus, the Event of Default predicated thereon) shall be deemed to be "continuing" for all purposes of this Loan Agreement as provided in Section 4.20(b) of the Amended and Restated Deed of Trust.

      SECTION 7.24   SURVIVAL OF ACCRUED AMOUNTS.
                     ---------------------------

          Any and all Out-of-Pocket Costs, costs, expenses, fees or other amounts, including without limitation any principal or accrued interest with respect to the Loan and all accrued Funding Costs, which shall be due and payable under the terms of the Original Loan Agreement, the Original Note, or any of the other Loan Documents which shall not be paid in full on the Closing Date, shall survive and continue to be due and payable by Borrower under and in respect of this Agreement, the Replacement Note or such of the other Loan Documents as may be applicable.

      SECTION 7.25   CONFIDENTIALITY.
                     ---------------

          The Projections supplied to Lender by Borrower are solely for the use of Lender and Lender agrees to keep the Projections confidential and shall not supply the Projections or any part thereof to any person not employed or affiliated with Lender; provided, however, that Lender and the Loan Participants
                        --------  -------
may supply the Projections to any bank or financial institution which has purchased or is considering purchasing a participation in the Loan. Notwithstanding anything to the contrary set forth herein, the confidentiality obligations referred to in this Section 7.25 shall not apply to (i) information publicly known through no wrongful act of Lender and (ii) information required to be disclosed by applicable law, regulation or judicial or regulatory process.


                                 [End of Text]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.


                         SQUARE 36 OFFICE JOINT VENTURE,
                         a District of Columbia General Partnership


                         By: Boston Properties LLC


                         By:_________________________________



                         THE SANWA BANK LIMITED,
                         NEW YORK BRANCH, a Japanese
                         banking institution


                         By:_________________________________
                                     Name:
                                     Title: